«Last_Name" «EE_"

EXHIBIT 99.1

RESTRICTED STOCK UNIT NOTICE OF GRANT

This Restricted Stock Notice of Grant (this “Notice of Grant”) is given this [Date] day of [Month] , [Year] (the “Effective Date”), by MPC Corporation fka HyperSpace Communications, Inc., a Colorado corporation (the “Company”) to «First_Name" «Last_Name" (“Grantee”).

R E C I T A L S

A.         The Company has agreed to grant to Grantee restricted units which are convertible into shares of the Company’s common stock, no par value (the “Common Stock”), upon the occurrence of certain terms and conditions set forth herein, under the MPC Corporation Amended and Restated 2004 Equity Incentive Plan (the “Plan”).

B.         The board of directors of the Company (the “Board”) has authorized the granting of restricted stock units under the Plan to Grantee on the terms and subject to the conditions of this Notice of Grant.

C.         Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Plan.

GRANT

1.          Grant. The Company hereby grants to Grantee «Total_Grant_" restricted stock units (the “Granted Units”), which are convertible into shares of Common Stock of the Company (the “Shares”), on the terms and subject to the conditions of this Notice of Grant and the Plan.

2.	Vesting of Granted Units.

(a)        Vesting Schedule. Subject to the forfeiture provisions of Section 2(b) below, the Granted Units shall vest in accordance with the following schedule:

Date	Number of Granted Units Vested

Any Granted Unit that shall vest in accordance with this Section 2(a) shall be a “Vested Unit.”

«Last_Name" «EE_"

(b)               The Granted Units shall vest upon each of the above-mentioned dates provided, at each such date, that Grantee is employed by the Company, any of its subsidiaries, or any successor thereto. The Granted Units will immediately vest upon the close of a Company Transaction. In the event of Termination of Service, any Granted Units, which, as of the date of Termination of Service are not Vested Units, shall be deemed canceled and forfeited.

3.                 Conversion of Vested Units. Upon a Granted Unit becoming a Vested Unit pursuant to Section 2, such Vested Unit shall automatically be converted into Shares on a one-for-one basis (subject to any adjustments required by Section 4 hereof), subject to payment by Grantee of taxes as set forth in Section 6(b) below.

4.                 Adjustments. Pursuant to Section 12 of the Plan, the number or kind of shares issuable upon conversion of Vested Units (as provided for in Section 3 hereof) is subject to adjustment in the event of certain stock splits, stock dividends, recapitalizations, reorganizations or similar capital adjustments and in connection with certain mergers, consolidations and asset sales.

5.                 Compliance With Securities Law. Grantee agrees to cooperate with the Company in taking any and all action which may be deemed necessary or desirable to ensure such compliance including, without limitation, the entering into such written representations, warranties and agreements as the Company may reasonably request.

6.	Tax Consequences.

(a)               Issue, Transfer Taxes and Other Expenses. The Company shall pay any and all original issue and stock transfer taxes that may be imposed on the issuance of the Granted Units or the Shares, together with any and all other fees and expenses necessarily incurred by the Company in connection therewith.

(b)               Withholding Taxes. It is understood by the parties hereto that the issuance of the Shares to Grantee may be deemed compensatory in purpose and in effect and that, as a result, Grantee may be obligated to advance to the Company amounts sufficient to pay withholding taxes in respect of such Shares at the time Grantee becomes subject to Federal and state income taxation with respect to the receipt of such Shares. In the event that such withholding tax obligations arise, the parties hereby agree that the Company shall have no obligation to pay such withholding taxes, that payment of such withholding taxes shall be the exclusive obligation of Grantee and that the Company shall be entitled to withhold amounts from other sources of compensation otherwise due to Grantee by the Company for purposes of satisfying such withholding taxes if and to the extent that such withholding taxes have not been otherwise paid or satisfied by Grantee in accordance with Section 10 of the Plan. Grantee agrees on his or her behalf, and on behalf of his or her successors and assigns, to indemnify the Company with respect to any withholding tax payment that the Company is required to make that arises from the

2

«Last_Name" «EE_"

issuance and/or sale of any of the Granted Units or Shares to Grantee. The Company shall not be required to issue any Shares until Grantee’s tax obligations hereunder are satisfied.

7.                 Relationship to Plan. The Granted Units are subject to and shall be governed by the terms of the Plan, the terms and provisions of which are hereby incorporated by reference. Subject to the foregoing, in the event of a conflict between any provision of this Notice of Grant and the Plan, the terms of the Plan shall control. Grantee agrees to accept as binding, conclusive and final all decisions or interpretations of the Board (or any committee of the Board to which administration of the Plan may be delegated) upon any questions arising under the Plan.

8.                 Rights as a Stockholder. Neither Grantee nor any legal representative, heir or legatee of Grantee shall have any rights as a stockholder with respect to any Granted Units or any Shares until the date of the issuance of the Shares to Grantee. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date of issuance of the Shares.

9.                 No Rights to Existing Status. Nothing contained in this Notice of Grant or in the Plan shall confer on Grantee any right to continue his or her existing status as a an employee of the Company or any of its subsidiaries or shall limit the ability of the Company or any of its subsidiaries to terminate, with or without cause, in its sole discretion, Grantee’s status as an employee of the Company or such subsidiary.

10.              Notices. Any notice under this Notice of Grant shall be in writing and shall be deemed to have been duly given (i) on the date of personal service, (ii) on the third business day after mailing, if the document is mailed by registered mail, (iii) one day after being sent by professional or overnight courier or messenger service guaranteeing one-day delivery, with receipt confirmed by the courier, or (iv) on the date of transmission if sent by facsimile or other means of electronic transmission, with receipt confirmed. Any such notice shall be delivered or addressed (x) to Grantee at the address for Grantee set forth in the Company’s records or at the most recent address specified by Grantee through written notice under this provision and (y) to the Company at the Company’s principal executive office. Failure to conform to the requirements of this Section shall not defeat the effectiveness of notice actually received by the addressee.

11.              Further Assurances. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Notice of Grant.

12.              Amendment. This Notice of Grant may only be amended by both the written agreement of the Company and Grantee.

13.              Successors and Assigns. Except as otherwise expressly provided herein, the terms of this Notice of Grant shall be binding upon and shall inure to the benefit of the heirs, successors and assigns of the parties and their heirs, successors and

3

«Last_Name" «EE_"

assigns.

14.              Severability. In the event any one or more of the provisions of this Notice of Grant should be held invalid, illegal or unenforceable in any respect in any jurisdiction, such provision or provisions shall be automatically deemed amended, but only to the extent necessary to render such provision or provisions valid, legal and enforceable in such jurisdiction, and the validity, legality and enforceability of the remaining provisions of this Notice of Grant shall not in any way be affected or impaired thereby.

15.              Entire Agreement. This Notice of Grant, together with the Plan constitute the entire agreement between the parties hereto with respect to the subject matter of this Notice of Grant and supersede all prior agreements, understandings and discussions, whether written or oral, with respect thereto.

16.              Governing Law. This Notice of Grant shall be construed in accordance with and governed by the laws of the State of Colorado.

[remainder of page intentionally left blank]

4

«Last_Name" «EE_"

This Notice of Grant is executed as of the day and year first above written.

MPC CORPORATION
By:

Title: Chairman and CEO

B-1

LA/40316713.1